Exhibit 10.1

SIXTH AMENDMENT

TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This Sixth Amendment to the First Amended and Restated Credit Agreement ("Amendment") is made as of the 20th23rd day of December, 2013 by and between Tufco, L.P. ("Borrower"), Tufco Technologies, Inc. ("Parent") and JPMorgan Chase Bank, N.A. ("Bank").

RECITALS

The parties entered into a First Amended and Restated Credit Agreement dated as of March 15, 2010, as amended ("Credit Agreement").

The parties desire to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.	1.Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.
2.	2.In Article 1, Section 1.1 of the Credit Agreement the Revolving Termination Date is changed from December 31, 2013 to December 31, 2014.
3.	3.In Article 12, Section 12.2 of the Credit Agreement, the first paragraph is deleted and the following is inserted in its place:

“The Parent shall maintain a Consolidated After Tax Net Income on a cumulative basis to be tested on December 31, 2013, March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014 on a trailing twelve (12) month basis of not less than $1,250,000.00.”

4.	4.This Amendment is a modification only and not a novation.
5.

5.Except for the above stated amendments, the Credit Agreement shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof.

6.

6.The parties acknowledge and agree that this Amendment is limited to the terms above stated and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement. The parties hereby specifically ratify and affirm the terms and provisions of the Credit Agreement except as herein changed. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

7.	7.The Borrower agrees to pay all fees and out of pocket disbursements incurred by the Bank in connection with this Amendment.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

BORROWER AND PARENT:

TUFCO, L.P.

By: Tufco LLC, its

Managing General Partner

By: Tufco Technologies, Inc.

Its Sole Managing Member

By: /s/ Tim R. Splittgerber

Authorized Signer

Printed Name: Tim R. Splittgerber

Title: Chief Financial OfficerAuthorized Officer for the Managing Member

TUFCO TECHNOLOGIES, INC.

By: /s/ Tim R. Splittgerber

Authorized Signer

Printed Name: Tim R. Splittgerber

Title: Chief Financial Officer, Vice President and Secretary

BANK:

JPMORGAN CHASE BANK, N.A.,

By: /s/ Justin G. Evans

Authorized Signer

Printed Name: Justin G. Evans

Title: Vice President / Authorized Signer

The undersigned Guarantors consent to the foregoing Amendment and acknowledge the continuing validity and enforceability of the Guaranties.

GUARANTORS:

TUFCO TECHNOLOGIES, INC.

By: /s/ Tim R. Splittgerber

Authorized Signer

Printed Name: Tim R. Splittgerber

Title: Chief Financial Officer, Vice President and Secretary

TUFCO LLC

By: Tufco Technologies, Inc.,

Its Sole Managing Member

By: /s/ Tim R. Splittgerber

Authorized Signer

Printed Name: Tim R. Splittgerber

Title: Chief Financial OfficerAuthorized Officer of the Managing Member

HAMCO MANUFACTURING AND DISTRIBUTING LLC

By: TUFCO, LP

its Sole Managing Member

By: TUFCO LLC,

its Managing General Partner

By: TUFCO TECHNOLOGIES, INC.,

its Sole Managing Member

By: /s/ Tim R. Splittgerber

Authorized Signer

Printed Name: Tim R. Splittgerber

Title: Chief Financial Officer, Vice President and Secretary

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